                         TOYOTA MOTOR CREDIT CORPORATION
              Servicer's Certificate -- Toyota Auto Lease Trust 1998-C Distribution Date of October 25, 1999 for the Collection Period
                    of September 1 through September 30, 1999


POOL DATA - ORIGINAL DEAL PARAMETERS
------------------------------------
Aggregate Net Investment Value (ANIV)                          749,988,732.51
Discounted Principal Balance                                   749,988,732.51
Servicer Advance                                                 1,324,812.20
Servicer Payahead                                                1,260,008.73
Number of Contracts                                                    34,185
Weighted Average Lease Rate                                              6.81%
Weighted Average Remaining Term                                          33.8
Servicing Fee Percentage                                                 1.00%

POOL DATA - CURRENT MONTH
-------------------------
Aggregate Net Investment Value                                 749,942,882.63
Discounted Principal Balance                                   748,750,747.83
Servicer Advances                                                2,096,888.85
Servicer Pay Ahead Balance                                       1,859,817.22
Maturity Advances Outstanding                                               -
Number of Current Contracts                                            37,281
Weighted Average Lease Rate                                              6.82%
Weighted Average Remaining Term                                          23.1

-------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                        28,124,577.47
  Specified Reserve Fund Percentage                                      5.50%
  Specified Reserve Fund Amount                                 41,249,380.29
  Specified Reserve Fund Percentage
    (IF CONDITION I, II OR III MET)                                      6.50%
  Specified Reserve Fund Amount
    (IF CONDITION I, II OR III MET)                             48,749,267.61


                                     Class A        Class B         Total
                                      Amount         Amount         Amount
                                      ------         ------         ------
  Beginning Balance               40,023,943.81   1,095,750.00  41,119,693.81
  Withdrawal Amount                        -              -              -
  Transferor Excess                  946,321.27                    946,321.27
                                ------------------------------------------------
  Ending Balance                  40,970,265.08   1,095,750.00  42,066,015.08
  Specified Reserve Fund Balance  40,153,630.29   1,095,750.00  41,249,380.29
                                -----------------------------------------------
  Release to Transferor              816,634.79           -        816,634.79

  Cumulative Withdrawal Amount               -            -              -
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
 LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:       Vehicles
                                                     --------
   Liquidated Contracts                                88
                                                       --
   Discounted Principal Balance                                  1,782,215.31
   Net Liquidation Proceeds                                     (1,470,601.07)
   Recoveries - Previously Liquidated Contracts                    (12,745.10)
                                                              ------------------
   Aggregate Credit Losses for the Collection Period               298,869.14
                                                              ==================
   Cumulative Credit Losses for all Periods                      2,172,413.90
                                                              ==================
   Repossessed in Current Period                       58

 RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE       Annualized Average
 FOR EACH COLLECTION PERIOD:                                   Charge-Off Rate
                                                              ------------------
     Second Preceding Collection Period                                  0.70%
     First Preceding Collection Period                                   0.21%
     Current Collection Period                                           0.48%

-------------------------------------------------------------------------------
 CONDITION (i) (CHARGE-OFF RATE)

 Three Month Average                                                     0.46%
 Charge-off Rate Indicator ( > 1.25%)                       CONDITION NOT MET
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
    DELINQUENT CONTRACTS:        Percent        Accounts          Percent            ANIV
                                 -------        --------          -------            ----
      31-60 Days Delinquent       1.13%            423             1.09%        8,142,931.37
      61-90 Days Delinquent       0.06%            22              0.06%          438,098.15
      Over 90 Days Delinquent     0.02%             8              0.03%          187,707.82
                                          ------------------------          -------------------------
      Total Delinquencies                          453                          8,768,737.34
                                          ========================          =========================


RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
    Second Preceding Collection Period                                                  0.08%
    First Preceding Collection Period                                                   0.11%
    Current Collection Period                                                           0.08%
-----------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
--------------
Three Month Average                                                                     0.09%
Delinquency Percentage Indicator ( GREATER THAN 1.25%)                     CONDITION NOT MET
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                            Vehicles
                                                       --------
     Matured Lease Vehicle Inventory Sold                 46                      832,993.34
                                                          --
     Net Liquidation Proceeds                                                    (742,683.65)
                                                                           --------------------------
     Net Residual Value (Gain) Loss                                                90,309.69
                                                                           ==========================
     Cumulative Residual Value (Gain) Loss all periods                            116,187.20
                                                                           ==========================


                                                                                           Average          Average
                                      Number        Scheduled            Sale          Net Liquidation      Residual
MATURED VEHICLES SOLD FOR              Sold         Maturities           Ratio            Proceeds           Value
EACH COLLECTION PERIOD:                ----         ----------           -----            --------           -----
  Second Preceding Collection Period    3               0               100.00%           11,691.20         13,278.39
  First Preceding Collection Period     19             128               14.84%           13,670.13         14,822.29
  Current Collection Period             46             131               35.11%           16,145.30         18,063.56
  Three Month Average                                                                     15,257.20         16,946.80

                                                                                            --------------------------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                 90.03%
                                                                                            --------------------------
-----------------------------------------------------------------------------------------------------
                                                                                      CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                  AMOUNT/RATIO                  TEST MET?
---------------                                                                        ------------                  ---------


a) Number of Vehicles Sold > 25% of Scheduled Maturities                                  35.11%                        YES

b) Number of Scheduled Maturities > 500                                                     131                          NO

c) 3 Month Average Matured Leased Vehicle Proceeds LESS THAN 75% of Avg. Residual Values   90.03%                        NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                        CONDITION NOT MET

-----------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate -- Toyota Auto Lease Trust 1998-C
          Distribution Date of October 25, 1999 for the Collection Period
                   of September 1 through September 30, 1999

 ----------------------------------------------------------------------------------------------------------------------------------
                                                                             CERTIFICATE BALANCE          CLASS A1      CLASS A2
                                                                  Total      Percent      Balance         Balance       Balance
 -----------------------------------------------------------------------------------------------------------------------------------
 INTEREST:                                                                    98.00%
   Interest Collections                                      5,389,286.40
   Net Investment Income                                               -
   Non-recoverable Advances                                    (62,912.30)
                                                             ------------
     Available Interest                                      5,326,374.10              5,220,190.17    1,342,334.61    3,014,926.15
   Class A1, A2, A3 Notional Interest Accrual Amount        (3,075,508.25)            (3,075,508.25)    (829,237.50)  (1,914,848.75)
   Unreimbursed A1, A2, A3 Interest Shortfall                          -                          -                              -
   Interest Accrual for Adjusted Class B Certificate Bal.     (282,419.42)              (282,419.42)
   Class B Interest Carryover Shortfall
   Servicer's Fee                                             (624,958.87)              (612,500.00)
   Capped Expenses                                             (15,745.94)               (15,432.04)
   Interest Accrual on Class B. Cert. Prin. Loss Amt.                                           -
   Uncapped Expenses                                                   -                        -
                                                             ------------              ------------
   Total Unallocated Interest                                1,327,741.62              1,234,330.46
   Excess Interest to Transferor                                                      (1,234,330.46)
                                                             ------------              ------------
   Net Interest Collections Available                        1,327,741.62                       -
   Interest Collections Allocated to Losses                   (381,420.36)
   Accelerated Principal Distribution                                  -
                                                             ------------
   Deposit to Reserve Fund                                     946,321.27
                                                             ------------
   Withdrawal from Reserve Fund                                        -
                                                             ------------
 PRINCIPAL:
   Certificate Principal Loss Amounts:
   Current Loss Amount                                        (389,178.83)            (381,420.36)
   Loss Reimbursement from Transferor                          381,420.36              381,420.36
   Loss Reimbursement from Reserve Fund                                -
                                                              ------------            -----------
   Transferor Ending Certificate Principal Loss Amount          (7,758.47)                  -
 CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
   Beginning Balance                                                   -
   Current increase (decrease)                                         -
                                                              -----------
   Ending Balance                                                      -
                                                              -----------
 CLASS A INTEREST SUBORDINATED
   Beginning Balance                                                   -
   Current increase (decrease)                                         -
                                                              -----------
   Ending Balance                                                      -
                                                              -----------
 CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
   Beginning Balance                                                   -
   Current increase (decrease)                                         -
                                                              -----------
   Ending Balance                                                      -
                                                              -----------
 CLASS B INTEREST SUBORDINATED:
   Beginning Balance                                                   -
   Current increase (decrease)                                         -
                                                              -----------
   Ending Balance
                                                              -----------
 PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
   Distribution - Current Period                                       -
   Allocations - Current Period                                        -                         -             -
   Allocations - Accelerated Principal Distribution                    -                         -             -
   Allocations - Not Disbursed Beginning of Period                     -                         -
   Allocations - Not Disbursed End of Period                           -                         -             -                 -
 INTEREST DISTRIBUTIONS/ALLOCATIONS:
   Distribution - Current Period                                816,634.79                       -             -                 -
   Allocations - Current Period                               3,357,927.67             3,357,927.67    829,237.50      1,914,848.75
   Allocations - Not Disbursed Beginning of Period                     -                         -
   Allocations - Not Disbursed End of Period                  3,357,927.67             3,357,927.67    829,237.50      1,914,848.75
 DUE TO TRUST - CURRENT PERIOD:
   Total Deposit to Reserve Fund                                129,686.48
   Total Allocation Amount                                    4,174,562.45             3,357,927.67    829,237.50      1,914,848.75
                                                              ----------------------------------------------------------------------
      Total Due To Trust                                      4,304,248.93             3,357,927.67    829,237.50      1,914,848.75
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                CLASS A3                 CLASS B         TRANSFEROR INTEREST
                                                                Balance                  Balance        Interest        Principal
------------------------------------------------------------------------------------------------------------------------------------
 INTEREST:                                                                                                 2.00%
   Interest Collections
   Net Investment Income
   Non-recoverable Advances
     Available Interest                                        517,047.41              345,881.99    106,183.93
   Class A1, A2, A3 Notional Interest Accrual Amount          (331,422.00)
   Unreimbursed A1, A2, A3 Interest Shortfall                          -
   Interest Accrual for Adjusted Class B Certificate Bal.                             (282,419.42)
   Class B Interest Carryover Shortfall
   Servicer's Fee                                                                                    (12,458.87)
   Capped Expenses                                                                                      (313.91)
   Interest Accrual on Class B. Cert. Prin. Loss Amt.                                                        -
   Uncapped Expenses
                                                                                                   ------------
   Total Unallocated Interest                                                                         93,411.15
   Excess Interest to Transferor                                                                   1,234,330.46
                                                                                                   ------------
   Net Interest Collections Available                                                              1,327,741,61
   Interest Collections Allocated to Losses                                                         (381,420,36)
   Accelerated Principal Distribution                                                                        -
                                                                                                   ------------
 Deposit to Reserve Fund                                                                             946,321.26
                                                                                                   ------------
   Withdrawal from Reserve Fund
 PRINCIPAL:
   Certificate Principal Loss Amounts:
   Current Loss Amount                                                                (381,420,36)                        (7,758.47)
   Loss Reimbursement from Transferor                                                  381,420,36   (381,420,36)
   Loss Reimbursement from Reserve Fund                                                ----------   -------------------------------
   Transferor Ending Certificate Principal Loss Amount                                         -    (381,420.36)          (7,758.47)
 CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
   Beginning Balance
   Current increase (decrease)
   Ending Balance
 CLASS A INTEREST SUBORDINATED
   Beginning Balance
   Current increase (decrease)
   Ending Balance
 CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
   Beginning Balance
   Current increase (decrease)
   Ending Balance
 CLASS B INTEREST SUBORDINATED:
   Beginning Balance
   Current increase (decrease)
   Ending Balance
 PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
   Distribution - Current Period                                                                                                 -
   Allocations - Current Period                                                                               -
   Allocations - Accelerated Principal Distribution
   Allocations - Not Disbursed Beginning of Period
   Allocations - Not Disbursed End of Period                            -                      -              -
 INTEREST DISTRIBUTIONS/ALLOCATIONS:
   Distribution - Current Period                                        -                      -      816,634.79
   Allocations - Current Period                                 331,422.00             282,419.42             -
   Allocations - Not Disbursed Beginning of Period                      -                      -              -
   Allocations - Not Disbursed End of Period                    331,422.00             282,419.42             -
 DUE TO TRUST - CURRENT PERIOD:
   Total Deposit to Reserve Fund                                                                      129,686.48
   Total Allocation Amount                                      331,422.00             282,419.42     816,634.79                 -
                                                                ----------             ----------     -----------------------------
      Total Due To Trust                                        331,422.00             282,419.42     946,321.27                 -
-----------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate -- Toyota Auto Lease Trust 1998-C
          Distribution Date of October 25, 1999 for the Collection Period
                   of September 1 through September 30, 1999

   ------------------------------------------------------------------------------------------------------------------
                                                                                    Certificate Balance
                                                                                    -------------------
                                                     Total                   Percent                  Balance
   ------------------------------------------------------------------------------------------------------------------
   ORIGINAL DEAL PARAMETER
   Aggregate Net Investment Value (ANIV)         749,988,732.51

   Discounted Principal Balance                  749,988,732.51

   Initial Notional/Certificate Balance                       -              100.00%                735,000,000.00
   Percent of ANIV                                                                                           98.00%
   Certificate Factor                                                                                    1.0000000
   Notional/Certificate Rate
   Targeted Maturity Dates
   Servicer Advance                                1,324,812.20
   Servicer Payahead                               1,260,008.73
   Number of Contracts                                   34,185
   Weighted Average Lease Rate                     6.81%
   Weighted Average Remaining Term                 33.8
   Servicing Fee Percentage                        1.00%

   POOL DATA PRIOR MONTH

   Aggregate Net Investment Value                749,950,641.10
   Discounted Principal Balance                  748,818,301.92

   Notional/Certificate Balance                                                                     735,000,000.00
   Adjusted Notional/Certificate Balance                                                            735,000,000.00
   Percent of ANIV                                                                                           98.01%
   Certificate Factor                                                                                    1.0000000
   Servicer Advances                               1,978,695.40
   Servicer Pay Ahead Balance                      1,842,716.49
   Maturity Advances Outstanding                              -
   Number of Current Contracts                     37,001
   Weighted Average Lease Rate                      6.83%
   Weighted Average Remaining Term                 24.0

   POOL DATA CURRENT MONTH

     Aggregate Net Investment Value              749,942,882.63
     Discounted Principal Balance                748,750,747.83

     Notional/Certificate Balance                                                                   735,000,000.00
     Adjusted Notional/Certificate Balance                                                          735,000,000.00
     Percent of ANIV                                                                                         98.01%
     Certificate Factor                                                                                  1.0000000
     Servicer Advances                             2,096,888.85
     Servicer Pay Ahead Balance                    1,859,817.22
     Maturity Advances Outstanding                            -
     Number of Current Contracts                   37,281
     Weighted Average Lease Rate                    6.82%
     Weighted Average Remaining Term               23.1

   Prior Certificate Interest Payment Date    September 27, 1999
   Next Certificate Interest Payment Date      December 27, 1999

   ------------------------------------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------------------------------
                                                       Class A1                             Class A2
                                                       --------                             --------
                                            Percent           Balance           Percent           Balance
   -----------------------------------------------------------------------------------------------------------------
   ORIGINAL DEAL PARAMETER
   Aggregate Net Investment Value (ANIV)

   Discounted Principal Balance

   Initial Notional/Certificate Balance     25.71%          189,000,000.00      57.76%             424,500,000.00
   Percent of ANIV                                                     25.20%                              56.60%
   Certificate Factor                                             1.0000000                             1.0000000
   Notional/Certificate Rate                                           5.265%                               5.413%
   Targeted Maturity Dates                                  December 25, 2000                    December 25, 2001
   Servicer Advance
   Servicer Payahead
   Number of Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term
   Servicing Fee Percentage

   POOL DATA PRIOR MONTH

   Aggregate Net Investment Value
   Discounted Principal Balance

   Notional/Certificate Balance                                189,000,000.00                       424,500,000.00
   Adjusted Notional/Certificate Balance                       189,000,000.00                       424,500,000.00
   Percent of ANIV                                                     25.20%                               56.60%
   Certificate Factor                                             1.0000000                            1.0000000
   Servicer Advances
   Servicer Pay Ahead Balance
   Maturity Advances Outstanding
   Number of Current Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term

   POOL DATA CURRENT MONTH

     Aggregate Net Investment Value
     Discounted Principal Balance

     Notional/Certificate Balance                              189,000,000.00                       424,500,000.00
     Adjusted Notional/Certificate Balance                     189,000,000.00                       424,500,000.00
     Percent of ANIV                                                   25.20%                               56.60%
     Certificate Factor                                           1.0000000                            1.0000000
     Servicer Advances
     Servicer Pay Ahead Balance
     Maturity Advances Outstanding
     Number of Current Contracts
     Weighted Average Lease Rate
     Weighted Average Remaining Term

   Prior Certificate Interest Payment Date
   Next Certificate Interest Payment Date

   -----------------------------------------------------------------------------------------------------------------

   --------------------------------------------------------------------------------------------------------------------------
                                                 Class A3                         Class B                 Transferor Interest
                                                 --------                         -------                 -------------------
                                           Percent       Balance         Percent         Balance                   Balance
   --------------------------------------------------------------------------------------------------------------------------
   ORIGINAL DEAL PARAMETER
   Aggregate Net Investment Value (ANIV)

   Discounted Principal Balance

   Initial Notional/Certificate Balance   9.90%    72,800,000.00        6.63%       48,700,000.00               14,988,732.51
   Percent of ANIV                                         9.71%                            6.49%                      2.00%
   Certificate Factor                                1.0000000                        1.0000000
   Notional/Certificate Rate                              5.463%                           6.959%
   Targeted Maturity Dates                        March 25, 2002                December 25, 2003
   Servicer Advance
   Servicer Payahead
   Number of Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term
   Servicing Fee Percentage

   POOL DATA PRIOR MONTH

   Aggregate Net Investment Value
   Discounted Principal Balance

   Notional/Certificate Balance                    72,800,000.00                    48,700,000.00              14,950,641.10
   Adjusted Notional/Certificate Balance           72,800,000.00                    48,700,000.00              14,950,641.10
   Percent of ANIV                                         9.71%                            6.49%                      1.99%
   Certificate Factor                                1.0000000                        1.0000000
   Servicer Advances
   Servicer Pay Ahead Balance
   Maturity Advances Outstanding
   Number of Current Contracts
   Weighted Average Lease Rate
   Weighted Average Remaining Term

   POOL DATA CURRENT MONTH

     Aggregate Net Investment Value
     Discounted Principal Balance

     Notional/Certificate Balance                  72,800,000.00                    48,700,000.00              14,942,882.63
     Adjusted Notional/Certificate Balance         72,800,000.00                    48,700,000.00              14,942,882.63
     Percent of ANIV                                       9.71%                            6.49%                      1.99%
     Certificate Factor                              1.0000000                        1.0000000
     Servicer Advances
     Servicer Pay Ahead Balance
     Maturity Advances Outstanding
     Number of Current Contracts
     Weighted Average Lease Rate
     Weighted Average Remaining Term

   Prior Certificate Interest Payment Date
   Next Certificate Interest Payment Date

   --------------------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------------------------------------
   CURRENT MONTH COLLECTION ACTIVITY                              Vehicles
                                                                  --------
   Principal Collections                                                                   7,089,409.06
   Prepayments in Full                                               207                   4,105,716.44
                                                                     ---
   Reallocation Payment                                               2                       27,762.53
                                                                      -
   Interest Collections                                                                    5,389,286.40

   Net Liquidation Proceeds and Recoveries                                                 1,483,346.17
   Increase (Decrease) in Maturity Advances                                                           -
   Net Liquidation Proceeds - Vehicle Sales                                                  742,683.65

   Non-Recoverable Advances                                                                  (62,912.30)

                                                                                    ------------------------
   Total Available                                                                        18,775,291.95

   ---------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------
   CAPPED AND UNCAPPED EXPENSES:                                       Amount                            Annual Amount
                                                                ----------------------              ------------------------
      Total Capped Expenses Paid                                          15,745.94                           188,951.28
      Total Uncapped Expenses Paid                                                -                                    -

      Capped and Uncapped Expenses Due                                            -                                    -

   SERVICER'S FEE DUE:

      Servicer's Fee Paid                                               624,958.87
      Servicer's Fee Balance Due                                                  -
    SUPPLEMENTAL SERVICER'S FEES                                         65,041.45
   -------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------
   REVOLVING PERIOD:                                                  Vehicles                              Amount
                                                                      --------                              ------
     Beginning Unreinvested Principal Collections                                                             9,475.00
     Principal Collections & Liquidated Contracts                                                        13,830,338.21
     Allocation to Subsequent Contracts                                  623                           (13,833,919.01)
                                                                         ---
                                                                                                    ------------------------
     Ending Unreinvested Principal Collections                                                               5,894.20

   -------------------------------------------------------------------------------------------------------------------------

                        TOYOTA MOTOR CREDIT CORPORATION
           Servicer's Certificate -- Toyota Auto Lease Trust 1998-C
        Distribution Date of October 25, 1999 for the Collection Period
                   of September 1 through September 30, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A1          CLASS A2          CLASS A3         CLASS B        TOTAL CLASS
                                                    --------          --------          --------         -------        -----------
                                                    BALANCE           BALANCE           BALANCE          BALANCE        BALANCE
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE
-------------
Three Month LIBOR +                                  0.23%             0.27%            0.32%            2.00%

PRINCIPAL PAYMENTS
------------------
Principal Payment due to Investors
Ending Certificate Balance                       189,000,000.00    424,500,000.00    72,800,000.00    48,700,000.00   735,000,000.00

INTEREST PAYMENTS
-----------------
Class Interest Rate for Current
   Interest Period
Interest Calculation for Current
   Interest Period
At Certificate Payment Date:
   Paid to Swap Counterparty                     -
   Due to Swap Counterparty                      -
   Proration %                           0.00%
   Interest Due to Investors
   Interest Payment to Investors

Net Settlement due to /
   (receive by) Swap Counterparty

Total Payment to Investors (Principal
   and Interest)

SWAP SHORTFALL
--------------
Prior Swap Interest Shortfall Carryover                       -                 -                -                -                -
Swap Interest Shortfall Inc/(Dec)
   This Period                                                -                 -                -                -                -
Swap Swap Interest Shortfall Carryover                        -                 -                -                -                -

INTEREST RESET
--------------
Interest Rate                                          5.74625%          5.78625%         5.83625%         7.51625%
Number of Days                                            91                91               91               91
Interest for Succeeding Certificate
   Payment Date
------------------------------------------------------------------------------------------------------------------------------------



I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/ Holly Pearson
-------------------------------------------------
Holly Pearson, Treasury Manager

                                                                     Page 4